COLONIAL INTERMEDIATE HIGH INCOME FUND ANNUAL REPORT

October 31, 1998



[GRAPHIC OMITTED]

                COLONIAL INTERMEDIATE HIGH INCOME FUND HIGHLIGHTS

                       NOVEMBER 1, 1997 - OCTOBER 31, 1998

INVESTMENT OBJECTIVE: Colonial Intermediate High Income Fund seeks high current income and total return by investing primarily in lower-rated corporate debt securities.

THE FUND IS DESIGNED TO OFFER:
  o High monthly income potential
  o Attractive long-term total return potential
  o Broad diversification

PORTFOLIO MANAGER COMMENTARY: "The high yield bond market had very strong performance for most of the year. However, widespread concern about the world's economies during the last three months of the period caused both bond prices and market liquidity to decline. Despite these conditions, the Fund held up reasonably well. We attribute this to having a number of investments in higher-quality issues, such as USAir Group (1.3% of total investments) which generally have less credit and liquidity risk. The market also supported well-managed media companies, such as Cablevision Systems (CSC Holdings) and Time-Warner (2.6% and 0.6% of total investments, respectively). We believed that many high yield bonds fell further in price than was justified by their fundamental value. As a result, we began purchasing bonds with good long-term growth prospects at attractive prices."
                                                                -Andrea Feingold

               COLONIAL INTERMEDIATE HIGH INCOME FUND PERFORMANCE

-------------------------------------------------------------------------------
Distributions declared per share          $0.692
-------------------------------------------------------------------------------
                                             NAV               Market Price
12-month total return, assuming
reinvestment of all distributions          (3.10)%                (0.74)%
-------------------------------------------------------------------------------
Price per share                            $6.20                  $6.81
-------------------------------------------------------------------------------

TOP CORPORATE ISSUERS(1)             TOP FIVE SECTORS(1)
-------------------------------------------------------------------------------
1. Adelphia Communication ... 2.9%   1. Manufacturing .................... 23.4%
2. CSC Holdings, Inc. ....... 2.6%   2. Trans., Elec., Gas, Sanit. Svcs .. 22.0%
3. Pathmark Stores .......... 2.4%   3. Telecommunications ............... 10.1%
4. Riverwood International .. 1.9%   4. Services .........................  5.8%
5. Allied Waste Industries .. 1.7%   5. Metals ...........................  5.7%

(1) Corporate issuers are calculated as a percent of total investments including short-term investments. Sectors are calculated as a percent of total portfolio adjusted for leverage. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold securities of these issuers or invest in these sectors in the future. Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria as used in the investment process.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of the Colonial Intermediate High Income Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the annual report for the 12 months ended October 31, 1998.

The past 12 months presented investors with a number of challenges. Lingering concern about Asia's weakening economies and the possibility of slower economic growth around the world had a negative impact on many sectors. The U.S. economy however continued to have well-balanced growth with few signs of inflation. Companies posted strong cash flow and earnings growth, benefiting both the high yield bond and stock markets. A monetary and political crisis in Russia emerged in late summer, and financial markets worried that this crisis, along with continued weakness in Asia, would result in a global economic slowdown. Market volatility increased sharply as investors sought relatively stable investments, such as U.S. Treasury securities, and the household names of large-cap stocks. This "flight to quality" had a negative effect on high yield bond prices.

During the final months of the period, the Federal Reserve Board announced two successive interest rate cuts, which contributed to market rallies as investors generally concluded that lower rates would stimulate the economy. Markets were further encouraged by the Group of Seven (G7) industrial nations and the International Monetary Fund's (IMF) proposal to establish a precautionary line of credit to stimulate the world's economies and help countries prevent financial panic.

Despite recent market volatility, high yield bond funds continue to provide attractive levels of current income, good long-term growth prospects and an opportunity to diversify your core portfolio. Thank you for giving us the opportunity to help you meet your financial goals. We hope to continue serving you in the years to come.

Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    December 11, 1998

Because market conditions change frequently, there can be no assurance that the trends described herein will continue.

                              INVESTMENT PORTFOLIO
                         OCTOBER 31, 1998 (IN THOUSANDS)

CORPORATE FIXED INCOME BONDS &
NOTES (a) - 94.8%                                               PAR     VALUE
-----------------------------------------------------------------------------
CONSTRUCTION - 1.1%
   BUILDING CONSTRUCTION
   Nortek, Inc.:
                             8.875%   08/01/08 (b)           $  750  $    728
                             9.875%   03/01/04                1,000       990
                                                                     --------
                                                                        1,718
                                                                     --------
 .............................................................................
MANUFACTURING - 37.9%
   CHEMICALS & ALLIED PRODUCTS - 4.2%
   ClimaChem, Inc.,
                            10.750%   12/01/07                  500       480
   HydroChem Industrial Services, Inc.,
                            10.375%   08/01/07                  490       431
   LaRoche Industries, Inc.,
                             9.500%   09/15/07                1,000       860
   PCI Chemicals Canada, Inc.,
                             9.250%   10/15/07                1,000       760
   Sterling Chemicals, Inc.,
                            11.750%   08/15/06                1,000       770
   Texas Petrochemical Corp.,
                            11.125%   07/01/06                2,000     1,860
   Trans-Resources, Inc.:
                            10.750%   03/15/08                1,000       975
   stepped coupon,
                 (12.000% 03/01/03)   03/15/08 (c)            1,000       530
                                                                     --------
                                                                        6,666
                                                                     --------

   ELECTRONIC & ELECTRICAL EQUIPMENT - 1.1%
   Amphenol Corp.,
                             9.875%   05/15/07                1,225     1,213
   L-3 Communications Corp.,
                            10.375%   05/01/07                  500       534
                                                                     --------
                                                                        1,747
                                                                     --------

   FABRICATED METAL - 2.6%
   Euramax International, PLC,
                            11.250%   10/01/06                1,500     1,395
   Earle M. Jorgensen Co.,
                             9.500%   04/01/05                1,500     1,305
   Renco Metals, Inc.,
                            11.500%   07/01/03                  500       500
   US Can Corp.,
                            10.125%   10/15/06                1,000     1,008
                                                                     --------
                                                                        4,208
                                                                     --------
   FOOD & KINDRED PRODUCTS - 2.4%
   Chattem, Inc.,
                             8.875%   04/01/08                1,000       980
   Chiquita Brands International, Inc.,
                            10.250%   11/01/06                1,000     1,035
   Pilgrim's Pride Corp.,
                            10.875%   08/01/03                  450       464
   Sun World International Corp.,
                            11.250%   04/15/04                1,280     1,312
                                                                     --------
                                                                        3,791
                                                                     --------
   MACHINERY & COMPUTER EQUIPMENT - 0.9%
   IMO Industries, Inc.,
                            11.750%   05/01/06                1,370     1,397
                                                                     --------
   MEASURING & ANALYZING INSTRUMENTS - 1.3%
   Envirosource, Inc.,
                             9.750%   06/15/03                2,000     1,700
   Intertek Finance, PLC,
                            10.250%   11/01/06                  500       460
                                                                     --------
                                                                        2,160
                                                                     --------
   MISCELLANEOUS MANUFACTURING - 7.7%
   AEI Holding Co.,
                            10.000%   11/15/07 (b)            1,000       925
   Alliance Laundry Systems,
                             9.625%   05/01/08 (b)            1,000       915
   Associated Materials, Inc.,
                             9.250%   03/01/08                  500       480
   Eagle-Picher Industries, Inc.,
                             9.375%   03/01/08                2,000     1,760
   ISG Resources, Inc.,
                            10.000%   04/15/08                1,000     1,000
   MTL Inc.,
                            10.000%   06/15/06 (b)              250       245
   Newcor, Inc.,
                             9.875%   03/01/08                1,270     1,092
   Polymer Group, Inc.,
                             9.000%   07/01/07                1,000       930
   Shop Vac Corp.,
                            10.625%   09/01/03                1,000     1,065
   Tekni-Plex Inc.,
                             9.250%   03/01/08                1,500     1,470
   Thermadyne Holdings Corp.,
                             9.875%   06/01/08                2,000     1,740
   Werner Holdings Co.,
                            10.000%   11/15/07                  750       660
                                                                     --------
                                                                       12,282
                                                                     --------
   PAPER PRODUCTS - 5.2%
   Gaylord Container Corp.,
                             9.750%   06/15/07                2,000     1,540
   Repap New Brunswick, Inc.:
                            10.625%   04/15/05                3,500     2,345
   Riverwood International Corp.:
                            10.625%   08/01/07                  500       466
                            10.875%   04/01/08                3,500     2,730
   Stone Container Corp.,
                            12.250%   04/01/02                1,250     1,169
                                                                     --------
                                                                        8,250
                                                                     --------
   PETROLEUM REFINING - 0.8%
   Chiles Offshore, LLC,
                            10.000%   05/01/08                1,500     1,215
                                                                     --------
   PRIMARY METAL - 6.4%
   Algoma Steel, Inc.,
                            12.375%   07/15/05                1,000       735
   Bayou Steel Corp.,
                             9.500%   05/15/08                1,000       860
   Insilco Corp.,
                            10.250%   08/15/07                  800       804
   Kaiser Aluminum & Chemical Corp.,
                            10.875%   10/15/06                2,000     1,900
   Keystone Consolidated Industries, Inc.,
                             9.625%   08/01/07                1,500     1,395
   Northwestern Steel and Wire Co.,
                             9.500%   06/15/01                1,000       950
   WCI Steel Inc.,
                            10.000%   12/01/04                2,000     1,880
   WHX Corp.,
                            10.500%   04/15/05                2,000     1,810
                                                                     --------
                                                                       10,334
                                                                     --------
   PRINTING & PUBLISHING - 2.3%
   American Lawyer Media Holdings:
                             9.750%   12/15/07                2,000     1,990
   stepped coupon,
                 (12.250% 12/15/02)   12/15/08 (c)            1,000       587
   Hollinger International Publishing, Inc.,
                             9.250%   03/15/07                1,000     1,040
                                                                     --------
                                                                        3,617
                                                                     --------
   RUBBER & PLASTIC - 1.2%
   Burke Industries, Inc.,
                            10.000%   08/15/07                2,000     1,905
                                                                     --------
   STONE, CLAY, GLASS & CONCRETE - 0.3%
   Anchor Glass Container Corp.,
                            11.250%   04/01/05                  500       502
                                                                     --------
   TEXTILE MILL PRODUCTS - 0.1%
   Collins & Aikman Products Co.,
                            10.000%   01/15/07                  100       101
                                                                     --------
   TRANSPORTATION EQUIPMENT - 1.4%
   Johnstown America Industries, Inc.,
                            11.750%   08/15/05                1,000     1,034
   LDM Technologies, Inc.,
                            10.750%   01/15/07                1,275     1,147
                                                                     --------
                                                                        2,181
                                                                     --------
 ..............................................................................
MINING & ENERGY - 5.4%
   OIL & GAS EXTRACTION - 4.6%
   Belden & Blake Corp.,
                             9.875%   06/15/07                2,000     1,620
   Forcenergy, Inc.,
                             9.500%   11/01/06                  550       417
   HS Resources, Inc.,
                             9.250%   11/25/06                  500       465
   Magnum Hunter Resources, Inc.,
                            10.000%   06/01/07                  750       622
   Ocean Energy Inc.,
                            10.375%   10/15/05                1,610     1,666
   Petsec Energy, Inc.,
                             9.500%   06/15/07                2,000     1,600
   Pool Energy Services Co.
                             8.625%   04/01/08                  500       475
   Pride Petroleum Services, Inc.,
                             9.375%   05/01/07                  500       468
                                                                     --------
                                                                        7,333
                                                                     --------
   OIL & GAS FIELD SERVICES - 0.8%
   Parker Drilling Corp.,
                             9.750%   11/15/06                1,500     1,358
                                                                    ---------

 .............................................................................
RETAIL TRADE - 4.8%
   FOOD STORES - 3.9%
   Aurora Foods Inc.,
                             8.750%   07/01/08                  250       259
   Pathmark Stores, Inc.:
                             9.625%   05/01/03                3,000     2,940
   stepped coupon,
                 (10.750% 11/01/99)   11/01/03 (c)            1,500     1,125
   Richmont Marketing Specialists, Inc.,
                            10.125%   12/15/07 (b)            1,000       875
   Star Markets Co.,
                            13.000%   11/01/04                1,000     1,065
                                                                     --------
                                                                        6,264
                                                                     --------
   MISCELLANEOUS RETAIL - 0.9%
   MTS Inc.,
                             9.375%   05/01/05                1,500     1,357
                                                                     --------

 .............................................................................
SERVICES - 9.4%
   AMUSEMENT & RECREATION - 2.5%
   Hollywood Casino Corp,.
                            12.750%   11/01/03                2,000     2,020
   Regal Cinemas,
                             9.500%   06/01/08 (b)            2,000     1,980
                                                                     --------
                                                                        4,000
                                                                     --------
   BUSINESS SERVICES - 2.4%
   Interep National Radio Sales,
                            10.000%   07/01/08 (b)            1,500     1,470
   Loomis Fargo & Co.,
                            10.000%   01/15/04                1,000       940
   PSINet Inc.,
                            10.000%   02/15/05                1,500     1,466
                                                                     --------
                                                                        3,876
                                                                     --------
   HEALTH SERVICES - 0.3%
   Conmed Corp.,
                             9.000%   03/15/08                  500       470
                                                                     --------
   HOTELS, CAMPS & LODGING - 2.1%
   Eldorado Resorts Corp.,
                            10.500%   08/15/06                2,005     2,085
   Mohegan Tribal Gaming,
                            13.500%   11/15/02                1,000     1,240
                                                                     --------
                                                                        3,325
                                                                     --------
   MOTION PICTURES - 0.3%
   United Artists Theatre,
                             9.750%   04/15/08                  500       450
                                                                     --------

   OTHER SERVICES - 1.0%
   Borg-Warner Security Corp.,
                             9.625%   03/15/07                1,500     1,605
                                                                     --------

   PERSONAL SERVICES - 0.8%
   Styling Technology Corp.,
                            10.875%   07/01/08 (b)              500       465

   Williams Scotsman, Inc.,
                             9.875%   06/01/07                  750       750
                                                                     --------
                                                                        1,215
                                                                     --------

 .............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 35.7%
   AIR TRANSPORTION - 1.9%
   Trans World Airlines, Inc.,
                            11.375%   03/01/06                1,000       860
   U.S. Air, Inc.,
                            10.375%   03/01/13 (e)            2,000     2,160
                                                                     --------
                                                                        3,020
                                                                     --------
   BROADCASTING - 4.5%
   Allbritton Communications Co.,
                             9.750%   11/30/07                2,000     2,060
   Fox Family Worldwide Inc.,
                             9.250%   11/01/07                1,000       935
   Lin Holdings Corp.,
   stepped coupon,
                 (10.000% 03/01/03)   03/01/08 (c)            1,500       975
   Renaissance Media Group.,
   stepped coupon,
                 (10.000% 04/15/03)   04/15/08 (c)              875       569
   Young Broadcasting Corp.,
                            11.750%   11/15/04                2,500     2,600
                                                                     --------
                                                                        7,139
                                                                     --------
   CABLE - 6.5%
   Comcast Corp.,
                             9.500%   01/15/08                2,000     2,110
   Diamond Cable Co.,  stepped coupon,
                 (10.750% 02/15/02)   02/15/07 (c)            3,000     1,890
   EchoStar Satellite Broadcasting Corp.,
   stepped coupon,
                 (13.125% 03/15/00)   03/15/04 (c)            3,000     2,610
   Northland Cable,
                            10.250%   11/15/07                1,250     1,287
   Shop At Home, Inc.,
                            11.000%   04/01/05                  500       495
   Telewest Communication, PLC, stepped coupon,
                 (11.000% 10/01/00)   10/01/07 (c)            2,500     1,972
                                                                     --------
                                                                       10,364
                                                                     --------
   COMMUNICATIONS - 4.6%
   Call-Net Enterprises Inc .:
                             8.000%   08/15/08                1,000       932
   stepped coupon,
                 (8.940% 08/01/03)    08/15/08 (c)              750       424
   Century Communications.,
                                  (d) 01/15/08                2,415     1,159
   FrontierVision Holdings, L.P.,
   stepped coupon,
                 (11.875% 09/15/01)   09/15/07 (c)            2,000     1,610
   Metronet Communications,
   stepped coupon,
                 (9.950% 06/15/03)    06/15/08 (c)            1,250       675
   Onepoint Comm Corp., Unit,
                            14.500%   06/01/08 (b) (f)        1,000       445
   Orbital Imaging Corp.,
                            11.625%   03/01/05                  250       215
   Price Communications Wireless Inc., PIK,
                            11.250    08/15/08                  500       435
   Splitrock Services Inc., Unit,
                            11.750%   07/15/08 (b) (f)          500       450
   Time Warner Telecom,
                             9.750%   07/15/08                1,000     1,010
                                                                     --------
                                                                        7,355
                                                                     --------
   SANITARY SERVICES - 1.8%
   Allied Waste Industries, Inc.,
   stepped coupon,
                 (11.300% 06/01/02)   06/01/07(c)             1,000       750
   Allied Waste North America, Inc.,
                            10.250%   12/01/06                2,000     2,185
                                                                     --------
                                                                        2,935
                                                                     --------
   TELECOMMUNICATION - 16.4%
   Adelphia Communications Corp.,
                             9.875%   03/01/07                3,500     3,762
   Arch Communications Corp.,
                            12.750%   07/01/07                1,000       860
   Clearnet Communications, Inc.,
   stepped coupon,
                 (14.750% 12/15/00)   12/15/05 (c)            1,750     1,400
   GST USA, Inc.,
   stepped coupon,
                 (13.875% 12/15/00)   12/15/05 (c)            1,000       732
   Hyperion Telecommunications, Inc.,
   stepped coupon,
                 (13.000% 04/15/01)   04/15/03 (b) (c)        1,000       690
   Intermedia Communications of Florida, Inc.,
   stepped coupon,
                 (12.500% 05/15/01)   05/15/06 (c)            1,000       760
   Level 3 Communications, Inc.,
                             9.125%   05/01/08                1,000       942
   Loral Space & Communications Ltd.,
                            11.250%   01/15/07 (g)            1,500     1,429
   McLeodUSA, Inc.,
   stepped coupon,
                 (10.500% 03/01/02)   03/01/07(c)           $ 2,000     1,440
   MetroNet Communications Corp.,
                            12.000%   08/15/07                  250       267
   Metrocall, Inc.,
                            10.375%   10/01/07                1,000       910
   Nextel Communications,
   stepped coupon,
                 (9.950% 02/15/03)    02/15/03 (c)            2,000     1,090
   Nextel International Inc.,
    stepped coupon,
                 (12.125% 04/15/03)   04/15/08 (b) (c)          625       230
   NTL Inc.:
   stepped coupon,
                 (9.750% 04/01/03)    04/01/08 (b) (c)        2,750     1,499
                            11.500%   10/01/08 (g)            1,000     1,030
   Pagemart Wireless Inc.,
   stepped coupon,
                 (11.250% 02/01/03)   02/01/08 (c)            1,500       773
   Price Communications Wireless,
                             9.125%   12/15/06 (b)            2,000     2,000
   RCN Corp.,
   stepped coupon,
                 (11.125% 10/15/02)   10/15/07(c)             1,750       928
   Rogers Cantel Inc.,
                             9.750%   06/01/16 (e)            2,000     2,040
   Sprint Spectrum L.P.,
   stepped coupon,
                 (12.500% 08/15/01)   08/15/06 (c)            1,500     1,305
   Teligent, Inc.,
                            11.500%   12/01/07                  750       608
   Verio Inc.,
                            10.375%   04/01/05                1,500     1,425
                                                                     --------
                                                                       26,120
                                                                     --------

 .............................................................................
WHOLESALE TRADE - 0.5%
   Nondurable Goods AmeriServ Food Co.
                            10.125%   07/15/07                  900       747
                                                                     --------


TOTAL CORPORATE FIXED INCOME
   BONDS & NOTES (cost of $162,190)                                   151,007
                                                                     --------
-----------------------------------------------------------------------------
COMMON STOCKS - 0.1%                                         SHARES
-----------------------------------------------------------------------------
MINING & ENERGY - 0.1%
   Oil & Gas Extraction
   Pioneer Natural Resources Co.                                  8     $ 123
                                                                     --------

 .............................................................................
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY SERVICES - 0.
   MOTOR FREIGHT & WAREHOUSING - 0.0%
   St. Johnsbury Trucking Co. (h)(i)                             79         1
   Sun Carriers, Inc. (h)(i)                                    326         3
                                                                     --------
                                                                            4
                                                                     --------
   TELECOMMUNICATION - 0.0%
   Nextel Communications, Inc. Class A (h)                        3        56
                                                                     --------
   TOTAL COMMON STOCKS (cost of $1,301)                                   183
                                                                     --------
PREFERRED STOCKS - 5.1%
-----------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%
   DEPOSITORY INSTITUTIONS
   Cal Fed Bancorp, Inc.,
   9.125%, Series A                                               9       218
                                                                     --------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 5.0%
   BROADCASTING - 0.2%
   PriMedia Inc., 9.200%                                          3       297
                                                                     --------
   CABLE - 2.8%
   CSC Holdings Limited:
     11.125% PIK, (i)                                            17     1,833
     11.750% PIK, (i)                                            23     2,611
                                                                     --------
                                                                        4,444
                                                                     --------
   TELECOMMUNICATION - 2.0%
   Adelphia Communications Corp., 13.000% (i)                    10     1,140
   Concentric Network Corp.
       13.500% PIK                                                1       373
   Nextel Communications, Inc.:
       11.125% PIK (i)                                            1       449
       13.000% PIK (i)                                            1     1,121
                                                                     --------
                                                                        3,083
                                                                     --------
   TOTAL PREFERRED STOCKS (cost of $8,377)                              8,042
                                                                     --------

ADJUSTABLE RATE PREFERRED STOCK - 0.0%
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 0.0%
   Telecommunication
   Nextlink Communications, Inc.,
    14.000% PIK  (cost of $11)                                   (j) $     10
                                                                     --------


WARRANTS - 0.0%                                              SHARES     VALUE
-----------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
   GAS & SANITARY SERVICES - 0.0%
   COMMUNICATION
   Orbital Imaging Corp., (b)                                    (j) $     10
                                                                     --------

   TELECOMMUNICATION
   MetroNet Communications, Inc., (b)                            (j)        8
                                                                     --------

TOTAL WARRANTS (cost of  $0)                                               18
                                                                     --------


TOTAL INVESTMENTS - 100% (cost of $173,638)(k)                       $159,260
                                                                     --------

SHORT-TERM OBLIGATIONS                                          PAR
-----------------------------------------------------------------------------
   Federal National Mortgage Assoc.,
                             5.210%  6/25/1999 (l)          $ 4,215     4,082
   Student Loan Marketing Assoc.,
                             5.420%  11/2/1998 (l)            7,996     7,995
                                                                     --------

TOTAL SHORT-TERM OBLIGATIONS (cost of $12,066)                         12,077
                                                                     --------

OTHER ASSETS & LIABILITIES, NET                                       (46,857)
-----------------------------------------------------------------------------

NET ASSETS                                                           $124,480
                                                                     --------

   NOTES TO INVESTMENT PORTFOLIO:
-----------------------------------------------------------------------------
   (a) Industry classification percentages are based on total investments. Total investments represents 127.9% of the Fund's net assets.
   (b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, the value of these securities amounted to $12,935 or 10.4% of net assets.
   (c) Currently zero coupon. Shown parenthetically is the next interest rate to be paid and the date the fund will begin accruing this rate.
   (d)  Zero coupon bond.
   (e) These securities, or a portion thereof, with a total market value of $3,180, are being used to collateralize the delayed purchases indicated in note (g) below.
   (f) Each unit consists of one senior discount note and one warrant to purchase common stock.
   (g) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
   (h)  Non-income producing.
   (i) Represents fair value as determined in good faith under the direction of the Trustees.
   (j)  Rounds to less than one.
   (k)  Cost for federal income tax purposes is the same.
   (l)  Rate represents yield at date of purchase.

                         Acronym                           Name
                       -------------                    ------------
                          PIK                         Payment-In-Kind

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1998

(in thousands except for per share amount)
ASSETS
Investments at value (cost $173,638)                                   $159,260
Short-term obligations (cost $12,066)                                    12,077
                                                                       --------
                                                                        171,337
Cash                                                     $      4
Receivable for:
  Interest                                                  3,906
  Investments sold                                          1,349
  Dividends                                                     7
Other                                                           9         5,275
                                                         --------      --------
     Total Assets                                                       176,612

LIABILITIES
Payable for:
  Investments purchased                                     2,464
  Distributions                                             1,144
  Interest                                                  1,210
Accrued:
  Deferred Trustees fees                                        2
  Other                                                        12
Notes payable                                              47,300
                                                         --------
     Total Liabilities                                                   52,132
                                                                       --------

NET ASSETS at value for 20,067
  shares of beneficial interest outstanding                            $124,480
                                                                       --------

Net asset value per share                                              $   6.20
                                                                       --------

COMPOSITION OF NET ASSETS
Capital paid in                                                        $166,769
Undistributed net investment income                                         503
Accumulated net realized loss                                           (28,425)
Net unrealized depreciation                                             (14,367)
                                                                       --------
                                                                       $124,480
                                                                       --------
See notes to financial statements.

                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998

(in thousands)
INVESTMENT INCOME
Interest                                                               $ 14,348
Dividends                                                                   793
                                                                       --------
                                                                         15,141
EXPENSES
Management fee                                           $    775
Transfer agent                                                 53
Bookkeeping fee                                                50
Trustees fee                                                   13
Custodian fee                                                   4
Audit fee                                                      42
Legal fee                                                       6
Reports to shareholders                                        16
Other                                                          89
                                                         --------
   Total operating expenses                                 1,048
Interest expense                                            2,521         3,569
                                                         --------      --------
       Net Investment Income                                             11,572
                                                                       --------

NET REALIZED & UNREALIZED GAIO (LOSS) ON PORTFOLIO POSITIONS
 Net realized gain                                          1,756
 Change in net unrealized depreciation during
  the period                                              (19,132)
                                                         --------
       Net Loss                                                         (17,376)
                                                                       --------

Decrease in Net Assets from Operations                                 $ (5,804)
                                                                       --------

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               Year ended
(in thousands)                                                 October 31
                                                         -----------------------
INCREASE (DECREASE) IN NET ASSETS                          1998          1997
Operations:
Net investment income                                    $ 11,572      $ 10,083
Net realized gain                                           1,756         3,311
Net unrealized appreciation (depreciation)                (19,132)        2,525
-------------------------------------------------------------------------------
     Net Increase (Decrease) from Operations               (5,804)       15,919
Distributions from net investment income                  (11,513)      (10,294)
-------------------------------------------------------------------------------
                                                          (17,317)        5,625
Fund share transactions
   Receipts for shares issued in rights offering           32,310            -
   Value of distributions reinvested                        1,713         2,224
                                                         --------      --------
Net Increase from Fund Share
  Transactions                                             34,023         2,224
                                                         --------      --------
        Total Increase                                     16,706         7,849
NET ASSETS
   Beginning of period                                    107,774        99,925
                                                         --------      --------
   End of period (including undistributed net
     investment income of $503 and $263,
     respectively)                                       $124,480      $107,774
                                                         --------      --------

NUMBER OF FUND SHARES
Shares issued in rights offering                            5,010             -
Issued for distributions reinvested                           239           312
   Outstanding at
     Beginning of period                                   14,818        14,506
                                                         --------      --------
     End of period                                         20,067        14,818
                                                         --------      --------

See notes to financial statements.

                             STATEMENT OF CASH FLOWS

                                                              Year ended
(in thousands)                                                October 31
                                                       -------------------------
INCREASE (DECREASE) IN NET ASSETS                                 1998
--------------------------------------------------------------------------------
Operations:
Net investment income (a)                             $     8,574
Net decrease in cash from investment activity (b)         (52,339)
                                                      -----------
     Net decrease from Operations                                       (43,765)
Financing:
Net proceeds received from rights offering (net of
  expenses of $243,328)                                    32,310
Net increase in additional borrowings                      19,900
                                                      -----------
     Net decrease from Financing                                         52,210
                                                                       --------
Distributions from net investment income                                 (9,503)
                                                                       --------
                                                                         (1,058)
Cash
   Beginning of period                                                    1,062
                                                                       --------
   End of period                                                       $      4
                                                                       --------

Notes to statement of cash flows:
(a)  Reconciliation of net investment income:
       Net investment income per books                $    11,572
       Net change in assets and liabilities related
         to income and expenses, including net
        accretion and amortization                         (2,998)
                                                      -----------
       Net investment income-cash basis               $     8,574
                                                      -----------

(b)  Net increase in cash from investment
       activity
      Receipts for investments sold                   $ 1,427,750
      Cost of investments purchased                    (1,480,089)
                                                      ------------
                                                      $   (52,339)
                                                      ------------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial Intermediate High Income Fund (the Fund), is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower-rated corporate debt securities. The Fund authorized an unlimited number of shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

STATEMENT OF CASH FLOWS: Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at October 31, 1998.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:  Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average weekly net assets.

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

NOTE 3.  PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: During the year ended October 31, 1998, purchases and sales of investments, other than short-term obligations, were $144,261,657 and $101,043,459 respectively.

Unrealized appreciation (depreciation) at October 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

    Gross unrealized appreciation             $  1,606,060
    Gross unrealized depreciation              (15,973,206)
                                              -------------
            Net unrealized depreciation       $(14,367,146)
                                              -------------

CAPITAL LOSS CARRYFORWARDS: At October 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                         Year of              Capital loss
                        expiration            carryforward
                    -------------------     ------------------
                          1999                  $16,855,000
                          2000                    9,467,000
                          2003                    2,103,000
                                                -----------
                                                $28,425,000
                                                -----------

Expired capital loss carryforwards, if any, are recorded as a reduction of capital piid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4.  LOAN AGREEMENT
 ...............................................................................
At October 31, 1998, the Fund had four term loans outstanding with Bank of America Illinois, totaling $47,300,000. A $27,400,000 term loan which bears interest at 7.33% per annum, due June 14, 1999, a $6,900,000 term loan which bears interest at 6.37% per annum, due May 19, 2001, a $9,200,000 term loan which bears interest at 6.26% per annum, due June 29, 2001, and a $3,800,000 revolving loan which bears interest at 6.29375% per annum, due June 30, 1999. The Fund is required to maintain certain asset coverage with respect to the loans.

NOTE 5. RIGHTS OFFERING
 ...............................................................................
In a rights offering commencing May 26, 1998, shareholders exercised rights to purchase 5,010,532 shares at $6.50 per share for proceeds, net of expenses, of approximately $32,000,000.

                                  FINANCIAL HIGHLIGHTS

  Selected per share data, total return, ratios and supplemental data throughout each period are as follows:



                                           Year ended October 31
                                  -----------------------------------------
                                     1998           1997           1996
  Net asset value -
     Beginning of period             $  7.270       $  6.890      $  6.620
                                     --------       --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.699          0.699 (b)     0.699
  Net realized and unrealized
    gain (loss)                        (1.077)         0.383         0.258
                                     --------       --------       -------
     Total from Investment
        Operations                     (0.378)         1.082         0.957
                                     --------       --------      --------
  LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income           (0.692)        (0.702)       (0.687)
                                     --------       --------      --------
  Net asset value -
     End of period                   $  6.200       $  7.270      $  6.890
                                     --------       --------      --------

  Market price per share             $  6.812       $  7.562      $  7.125
                                     --------       --------      --------
  Total return - based on market
    value (a)                           (0.74)%       16.97%        14.62%
                                     --------       --------      --------

  RATIOS TO AVERAGE NET ASSETS
  Operating expenses                    0.88% (b)      0.89% (b)     0.98% (b)
  Interest and amortization of
    deferred debt issuance expenses      2.11%          1.96%         2.07%
  Total expenses                         2.99%          2.85%         3.05%
  Net investment income                  9.70% (b)      9.63% (b)    10.11% (b)
  Portfolio turnover                       69%            92%           92%
  Net assets at end
  of period (000)                    $124,480       $107,774      $ 99,925

  (a) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
  (b) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in 1997 only.

                          FINANCIAL HIGHLIGHTS - CONT.

Selected per share data, total return, ratios and supplemental data throughout each period are as follows:


                                         Year ended October 31
                                      --------------------------
                                           1995          1994
Net asset value -
   Beginning of period                   $ 6.280        $ 6.920
                                         -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                      0.696          0.693
Net realized and unrealized gain (loss)    0.340         (0.587)
                                         -------        -------
   Total from Investment Operations        1.036          0.106
                                         -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                (0.696)        (0.746)
                                         -------        -------
Net asset value -
   End of period                         $ 6.620        $ 6.280
                                         -------        -------

Market price per share                   $ 6.875        $ 5.750
                                         -------        -------
Total return - based on market
   value (a)                              33.00%          (2.80)%
                                         -------        -------

RATIOS TO AVERAGE NET ASSETS
Operating expenses                         0.95% (b)       0.97%
Interest and amortization of
  deferred debt issuance expenses           1.94%          1.91%
Total expenses                              2.89%          2.88%
Net investment income                      10.76% (b)     10.40%
Portfolio turnover                            92%           160%
Net assets at end
of period (000)                         $ 93,984       $ 87,519

(a) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact.

-----------------------------------------------------------------------------
SENIOR SECURITIES OF COLONIAL INTERMEDIATE HIGH INCOME FUND: (UNAUDITED)

                                                    Involuntary
                      Total            Asset        liquidating     Approximate
                      amount           coverage     preference      market value
        Year       outstanding        per share      per unit         per unit
        1998       $47,300,000           263%           NA              100
        1997       $27,400,000           393%           NA              100
        1996       $27,400,000           365%           NA              100
        1995       $27,400,000           343%           NA              100
        1994       $27,400,000           319%           NA              100

                           REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL INTERMEDIATE
    HIGH INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Intermediate High Income Fund at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

                           DIVIDEND REINVESTMENT PLAN
As a shareholder in the Fund you are eligible to participate in the Dividend Reinvestment Plan.

The Fund generally distributes net investment income monthly and capital gains annually. Under the Fund's Dividend Reinvestment Plan (the "Plan") all distributions will be reinvested automatically in additional shares of the Fund, unless the shareholder elects to receive cash or the shares are held in broker or nominee name and a reinvestment service is not provided by the broker or nominee. All cash distributions will be mailed by check directly to the record holder by the dividend paying agent.

If the market price of the shares on the distribution payment date is equal to or greater than the net asset value, Plan participants will be issued shares at the higher of net asset value or 95% of the market price. The aggregate market value of the shares may constitute income to shareholders for federal income tax purposes. However, if the market price of the shares is less than the net asset value, shares will be bought as soon as practicable (but no more than 30 days after the distribution, except as may be required to comply with federal securities laws) in the open market for the accounts of Plan participants. If, during this purchase period, the market price surpasses the net asset value, the average per share price paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the distribution had been in newly-issued shares.

All Plan accounts receive written confirmations of all transactions. Shares purchased under the Plan are held in uncertificated form. Each shareholder's proxy includes shares purchased pursuant to the Plan. The automatic reinvestment of distributions does not relieve participants of any income tax payable on the distributions.

Fees and expenses of the Plan other than brokerage charges will be paid by the Fund. No brokerage charges are incurred on shares issued directly by the Fund. Participants will bear a pro-rata share of brokerage charges incurred on open market purchases.

A Plan participant may terminate his or her participation by written notice to the Plan agent. The Plan may be amended or terminated on 30 days written notice to the Plan participants. All correspondence concerning the Plan should be directed to First Data Investor Services Group, Inc., the Plan agent, by mail at P.O. Box 8030, Boston, MA 02266-8030 or by phone at 1-800-331-1710.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Intermediate High Income Fund is:
First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, MA 02266-8030
1-800-331-1710


Colonial Intermediate High Income Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Intermediate High Income Fund.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc.
(formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

                                                 IH-02/265G-1098 (12/98) 98/1320